Exhibit 99.2

For More Information:

Brett Maas or David Fore

Hayden IR

(646) 536-7331

brett@haydenir.com

WidePoint Corporation Reports 1Q17 Financial Results

McLean, VA, May 15, 2017 – WidePoint Corporation (NYSE Mkt: WYY), a leading provider of Managed Mobility Services (MMS) specializing in Cybersecurity and Telecommunications Lifecycle Management (TLM) solutions, today announced financial results for the first quarter ended March 31, 2017.

Recent Business Highlights

•	Awarded approximately $16 million in new and option year contract awards for public sector TLM services

•	Expanded cybersecurity business with the acquisition of the assets of Probaris’ Probaris ID® Identity Management System software suite

•	Proactively adjusted commercial TLM partnership commission plans and re-negotiated TLM pricing plans with customers to lay the groundwork to improve gross margins and improve financial operating results

•	Continued realignment of sales and marketing activities with launch of new lead generation activities to increase market awareness and drive commercial revenue growth

•	Initiated development of new credentialing social media marketing and sales campaign in support of new executive order and driven by recent negative cyber events to drive revenue growth of higher margin offerings

•	Continued the consolidation efforts of physical and logical infrastructure to eliminate redundant overheads and reduce costs, with consolidation of accounting functions, help desk functions, and platform unifications underway and in support of creating a more streamlined and costs effective operating environment

First Quarter 2017 Financial Highlights

•	Net revenue was approximately $18.6 million compared to $20.5 million in the first quarter of 2016

•	Gross profit was approximately $3.4 million compared to $4.2 million in the first quarter of 2016

•	Operating expenses were approximately $4.6 million compared to $4.8 million in the first quarter of 2016

•	Operating loss was approximately $(1.2 million) compared to $(0.6 million) in the first quarter of 2016

•	Net loss was approximately $(1.1 million), or $(0.01) per basic and diluted share, compared to a loss of $(0.7 million), or $(0.01) per basic and diluted share

•	Adjusted EBITDA loss was approximately $(0.7 million) compared to approximately $(0.2 million) first quarter of 2016

•	Cash and cash equivalents was approximately $7.0 million as of March 31, 2017. Working capital was approximately $4.2 million

“In the first quarter of 2017 we have begun taking steps to realign our cost structures with our revenues, with the goal of returning to operating profitability later in 2017,” stated Jeffrey O. Nyweide, WidePoint’s chief executive officer and president. “Our stated goals of eliminating approximately $2.5 million in annualized fixed costs through facility and functional consolidation and elimination of duplicative resources continue on pace. Coupling these cost-cutting activities with our sales and marketing initiatives to expand awareness and better target our current offerings to the marketplace should put us on a path towards sustainable and profitable growth.”

Further, Mr. Nyweide stated, “In the first quarter, we demonstrated continued success in the public sector marketplace with new awards including two new task orders, three logical follow-on task orders, and 11 option year exercises. These wins give me optimism that better financial performance is on the way. Our public sector and federal base of business will remain a key driver of revenue and profitability in 2017. We are particularly excited about our recent acquisition of the Probaris assets to support several new agency relationships and to enhance our core identity management credentialing services intellectual property.”

Non-GAAP Financial Measures

WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as Adjusted EBITDA, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of Net loss to Adjusted EBITDA is included on the schedules attached hereto.

Conference Call Information

A conference call and live webcast will take place at 4:30 p.m. Eastern Time, on Monday, May 15, 2017. Anyone interested in listening to our analyst call should call 1-888-471-3840 if calling within the United States or 1-719-325-2499 if calling internationally. There will be a playback available until May 29, 2017. To listen to the playback, please call 1 844-512-2921 if calling within the United States or 1-412-317-6671 if calling internationally. Please use PIN code 2169455 for the replay. The call will also be accompanied live by webcast over the Internet and accessible at http://public.viavid.com/index.php?id=123939.

About WidePoint

WidePoint is a leading provider of secure, cloud-delivered, enterprise-wide information technology-based solutions that can enable enterprises and agencies to deploy fully compliant IT services in accordance with government mandated regulations and advanced system requirements. WidePoint has several major government and commercial contracts. For more information, visit www.widepoint.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the Company's financing plans; (ii) trends affecting the Company's financial condition or results of operations; (iii) the company's growth strategy and operating strategy; (iv) the Company’s ability to achieve profitability and positive cash flows; (v) the Company’s ability to raise additional capital on favorable terms or at all; (vii) the Company’s ability to gain market acceptance for its products and (viii) the risk factors disclosed in the Company's periodic reports filed with the SEC. The words "may," "would," "will," "expect," "estimate," "anticipate," "believe," "intend" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the company's ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors including the risk factors disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on March 15, 2016.

-tables follow-

WIDEPOINT CORPORATION

CONSOLIDATED BALANCE SHEETS

	MARCH 31,	DECEMBER 31,
	2017	2016
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$7,039,448	$9,123,498
Accounts receivable, net of allowance for doubtful accounts
of $345,264 and $344,411 in 2017 and 2016, respectively	6,786,384	5,153,093
Unbilled accounts receivable	6,393,376	8,112,690
Inventories	175,005	123,287
Prepaid expenses and other assets	491,548	385,388
Income taxes receivable	42,896	42,896

Total current assets	20,928,657	22,940,852

NONCURRENT ASSETS
Land and building held for sale	594,376	594,376
Property and equipment, net	778,202	736,678
Intangibles, net	4,042,679	4,298,902
Goodwill	18,555,578	18,555,578
Deposits and other assets	50,956	52,456

TOTAL ASSETS	$44,950,448	$47,178,842

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Short term note payable	$76,613	$131,761
Accounts payable	6,088,504	8,665,449
Accrued expenses	9,164,415	7,872,557
Deferred revenue	1,305,981	1,190,558
Income taxes payable	52,441	5,141
Current portion of long-term debt	20,491	94,868
Current portion of deferred rent	43,538	40,397
Current portion of capital lease obligations	22,850	4,097

Total current liabilities	16,774,833	18,004,828

NONCURRENT LIABILITIES
Long-term debt related to assets held for sale, net of current portion	406,992	412,180
Capital lease obligation, net of current portion	57,677	-
Deferred rent, net of current portion	71,802	86,198
Deferred revenue	13,333	-
Deferred income taxes	394,289	398,985

Total liabilities	17,718,926	18,902,191

STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value; 10,000,000 shares
authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 110,000,000 shares
authorized; 82,844,322 and 82,730,134 shares issued
and outstanding, respectively	82,844	82,730
Additional paid-in capital	93,976,061	93,920,095
Accumulated other comprehensive loss	(256,361)	(309,369)
Accumulated deficit	(66,571,022)	(65,416,805)

Total stockholders’ equity	27,231,522	28,276,651

Total liabilities and stockholders’ equity	$44,950,448	$47,178,842

WIDEPOINT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	MARCH 31,
	2017	2016
	(Unaudited)
REVENUES	$18,612,239	$20,508,640
COST OF REVENUES (including amortization and depreciation of
$281,824 and $295,436, respectively)	15,182,635	16,303,662

GROSS PROFIT	3,429,604	4,204,978

OPERATING EXPENSES
Sales and Marketing	548,859	739,049
General and Administrative Expenses (including share-based
compensation of $85,017 and $87,879, respectively)	3,832,240	3,757,946
Product Development	151,373	257,383
Depreciation and Amortization	71,750	94,478

Total Operating Expenses	4,604,222	4,848,856

LOSS FROM OPERATIONS	(1,174,618)	(643,878)

OTHER INCOME (EXPENSE)
Interest Income	7,027	4,173
Interest Expense	(9,568)	(20,330)
Other Income	4,174	1,968

Total Other Income (Expense)	1,633	(14,189)

LOSS BEFORE INCOME TAX (BENEFIT) PROVISION	(1,172,985)	(658,067)
INCOME TAX (BENEFIT) PROVISION	(18,768)	1,443

NET LOSS	$(1,154,217)	$(659,510)

BASIC LOSS PER SHARE	$(0.01)	$(0.01)

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	82,841,812	82,559,822

DILUTED LOSS PER SHARE	$(0.01)	$(0.01)

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	82,841,812	82,559,822

WIDEPOINT CORPORATION

ADJUSTED EARNINGS BEFORE INTEREST, TAXES,

DEPRECIATION AND AMORTIZATION

	THREE MONTHS ENDED
	MARCH 31,
	2017	2016
	(Unaudited)
NET LOSS	$(1,154,200)	$(659,500)
Adjustments to GAAP net loss:
Depreciation and amortization	353,600	386,700
Amortization of deferred financing costs	-	-
Income tax provision (benefit)	(18,800)	1,400
Interest income	(7,000)	(4,200)
Interest expense	9,600	20,300
Other (expense) income	(4,200)	(2,000)
Provision for doubtful accounts	14,100	(6,600)
Stock-based compensation expense	85,000	87,900

Adjusted EBITDA	$(721,900)	$(176,000)